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                                                                    EXHIBIT 5(a)


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
          [LOGO                                           ANNUITY APPLICATION
   FARMERS NEW WORLD                            FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)                             AN
LIFE INSURANCE COMPANY]              3003 77TH AVENUE S.E. - MERCER ISLAND, WA 98040 - (206) 232-8400

1.  PROPOSED ANNUITANT
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Name - First, Middle, Last                                                                         Sex      Birthdate

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Mailing Address - Number, Street                                                         City

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State       Zip Code             Taxpayer I.D. Number/SSN          Marital Status        Home Phone No.          Business Phone No.

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2. OWNER (IF OTHER THAN PROPOSED ANNUITANT)
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Name - First, Middle, Last                                                               Taxpayer I.D. Number/SSN

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Mailing Address - Number, Street                                                               City

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State       Zip Code             Relationship to Proposed Annuitant         Birthday     Home Phone No.          Business Phone No

                                                                            Month   Day   Year
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3.  BENEFICIARY DESIGNATIONS
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          Primary Beneficiary             Age       Relationship           Contingent Beneficiary         Age          Relationship
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4.  ANNUITY INFORMATION
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Plan Code      Initial / Single Payment      Planned payment (if applicable)    Frequency of Payment (if applicable)   For Tax Year
               $
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Check only one:  [ ] NON-QUALIFIED  [ ] REGULAR-IRA  [ ] SIMPLE-IRA  [ ] SEP-IRA  [ ] ROTH-IRA  [ ] TSA  [ ] QUALIFIED PENSION PLAN
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Check if applicable:     [ ] Transfer?       [ ] Rollover?      [ ] 1035 Exchange?      [ ] Regular IRA or Roth IRA rollover?
- Please see reverse for description of plans, and additional information about Transfers, Rollovers, and 1035 Exchanges.
- If applicable, indicate the full name, address, and telephone number of the life insurance company or financial institution sending Transfer funds, in the "Remarks/Instructions" space below.
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5.    Will Proposed Annuitant stop paying premiums, reduce the face amount, or otherwise discontinue any existing life insurance or annuity if this annuity is issued? (If so, include the name and address of the existing company in the "Remarks/Instructions"
      space below).
      Proposed Annuitant Response:  [ ] Yes [ ]No    Agent Response: [ ] Yes [ ] No If "Yes" to either, forward State replacement form.
      Remarks/Instructions
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ACKNOWLEDGMENT AND DECLARATION

I agree that this application will become a part of the contract issued by Farmers New World Life. I declare to the best of my knowledge and belief that the statements and answers to the questions on this annuity application are true and complete.

PRIVACY ACT NOTICE

Federal law requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service (IRS). The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply. Under penalty of perjury, as policyowner, I certify that:

A. The number shown on this form is my correct taxpayer identification number (Social Security Number or Employer Identification Number), and

B. I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Note: Cross out item (B) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (B).

Minnesota residents: I acknowledge receipt of the IRS Form W-9.

Ohio Applicants only - Section 3999.21 of the Ohio Insurance Code requires the following statement: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

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Please attach check payable to Farmers New World Life. Do not make check payable to agent or leave payee blank.
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          -----------------       ----------------     ----------------------------------------------------------------------------
    Signed
      at                     on                        X
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              City, State         Month, Day, Year     SIGNATURE OF PROPOSED ANNUITANT OR PARENT if Annuitant is a Juvenile
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X                                                      X
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SIGNATURE OF OWNER (if other than Proposed             SIGNATURE OF OWNER'S SPOUSE, where required in community property states
Annuitant)                                             when a person other than spouse is named as primary beneficiary.
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X
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SIGNATURE OF AGENT
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                         Agent Code                    Agent Stamp or Telephone Number and Address
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                                PLAN DESCRIPTIONS

NON-QUALIFIED ANNUITY - Contributions are made by an individual, trust, estate or business entity and are not tax-deductible. Interest earned is tax-deferred (until assignment, annuity is owned by other than a "natural" person, or distribution is made). Upon assignment, withdrawal or distribution, only earnings (interest credited) are included in taxable income.

REGULAR INDIVIDUAL RETIREMENT ANNUITY (IRA) - Contributions are made by an individual, and may be tax-deductible depending on income and whether the IRA owner is covered by an employer-sponsored retirement plan. Interest is tax-deferred until distribution. At distribution, 100% of funds withdrawn are taxable. Deposits made between January 1st and April 15th of each year must identify the tax year to which it applies.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE) IRA - Contributions are funded using employee salary reduction contribution and either employer matching or nonelective contributions. Contributions are not included in the employee's gross income and are tax-deductible by the employer. Annuity is owned by the employee. Interest is tax-deferred until distribution. At distribution 100% of funds withdrawn are taxable.

SIMPLIFIED EMPLOYEE PENSION (SEP-IRA) - Contributions are made by the employer, employee, or both. If an employer contribution is to be made for any plan year, it must be made for every eligible employee. Employer contributions are not included on employee's W-2 form. The employee may also make additional contributions to the SEP-IRA (or to a separate IRA) subject to regular IRA rules. All deposits must be identified AS TO WHETHER THEY ARE EMPLOYER CONTRIBUTIONS OR THE EMPLOYEES PERSONAL IRA CONTRIBUTION. DEPOSITS MADE BETWEEN JANUARY 1ST AND APRIL 15TH OF EACH YEAR must identify the tax year to which it applies.

ROTH IRA - Contributions are made by an individual, and are not tax-deductible. Interest is tax-deferred until distribution. At time of distribution the annuity owner will not be taxed on the principal, and may or may not be taxed on interest earned, depending on the circumstances. Rollover contributions from a Regular IRA to the Roth IRA should be deposited into a separate account since the exclusion date (distribution rule) is tracked differently.

TAX-SHELTERED ANNUITY (TSA) - Contributions are made by the employer and not included in the employee's gross income. Tax-sheltered annuities are for employees of tax-exempt educational organizations, religious organizations, charitable organizations, etc. Interest is tax-deferred until distribution. Annuity is owned by the employee. At distribution 100% of funds withdrawn are taxable.

QUALIFIED PENSION PLANS - Contributions are made by the employer directly to FNWL, or to a Pension Trust account, and are tax-deductible by the employer and not included in the employee's gross income. Interest is tax-deferred until distribution. Plans must be non-discriminatory, i.e., they must provide participation for all eligible employees. FNWL's Qualified Pension Plan does not include SEP-IRAs or TSAs, nor can it be a profit-sharing plan. The owner should consult with a tax adviser to determine which, if any, Adoption Agreement (Profit Sharing 31-1182 or Money Purchase 31-1183) will coincide with the Prototype Defined Contribution Plan packet (31-1181).

TRANSFER - Funds are moved, tax-deferred, from one financial institution directly to another; the policy owner does not handle the funds.

ROLLOVER - Funds from a qualifying account (e.g., IRA, SEP-IRA, SIMPLE IRA, Roth IRA, TSA or Qualified Pension Plan) are distributed to the owner, who then must roll the funds over into the same type of account or an IRA within 60 days of receipt to qualify as a non-taxable rollover. Funds in a SIMPLE IRA can not be rolled over to an IRA during the first two years of plan participation. Non-qualified annuities cannot be established with rollover funds.

1035-EXCHANGE - An exchange-in-kind for certain insurance policies and non-qualified annuity contracts as permitted under Section 1035 of the Internal Revenue Code. New policies or contracts can be issued that maintain the original cost basis and therefore remain tax-deferred.

One or more of the following forms may be required before an FNWL Annuity can be issued. Please consult publications 31-0719 and 31-0798 for further details.

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
           1.     IRS Form W-9................................................................................   SRN 31-0723
           2.     Amendment Rider and Statement of Eligibility (Regular IRA and SEP-IRA)......................   SRN 31-0624
                                                                                                                 SRN 31-3233 ID/ND
           3.     Amendment Rider and Statement of Eligibility (SIMPLE).......................................   SRN 31-1214
                                                                                                                 SRN 31-1943 ID/ND
           4.     Amendment Rider and Statement of Eligibility (Roth IRA).....................................   SRN 31-1216
                                                                                                                 SRN 31-1217 ID/ND
           5.     Disclosure Statement for Regular IRA and SEP-IRA 49X Plans..................................   SRN 31-0623
           6.     Disclosure Statement for Regular IRA and SEP-IRA 39X Plans..................................   SRN 31-1004
           7.     Disclosure Statement: for Regular IRA and SEP-IRA - Equity Indexed Annuity (EIA)............   SRN 31-1213
           8.     Disclosure Statement for Roth IRA 39X Plans.................................................   SRN 31-1218
           9.     Disclosure Statement for Roth IRA 49X Plans.................................................   SRN 31-1219
           10.    Disclosure Statement for Roth IRA - Equity Indexed Annuity (EIA)............................   SRN 31-1209
           11.    EIA Disclosure (required at time application is completed)..................................   SRN 31-1349
                                                                                                                 SRN 31-1339 KS
                                                                                                                 SRN 31-1338 AZ
                                                                                                                 SRN 31-1328 WA
           12.    Disclosure Statement for SIMPLE IRA 49X Plans ..............................................   SRN 31-1945
           13.    Disclosure Statement for SIMPLE IRA 39X Plans ..............................................   SRN 31-1944
           14.    Disclosure Statement for SIMPLE IRA - Equity Indexed Annuity (EIA) .........................   SRN 31-1946
           15.    IRS Form 5304-SIMPLE   .....................................................................   SRN 31-2004
           16.    Notice of Applicant and Policy Receipt (Non-Qualified Annuity Only) ........................   SRN 31-0790
           17.    Absolute Assignment and Beneficiary Designation (Non-Qualified Annuity Only) ...............   SRN 31-0789
           18.    Transfer of IRA and Qualified Pension Plans ................................................   SRN 31-0626
           19.    Statement of Election by Applicant - Rollover ..............................................   SRN 31-0716
           20.    TSA Amendment Rider.........................................................................   SRN 31-1157
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